MassMutual RetireEase SelectSM

Supplement dated February 29, 2008 to the

Variable Immediate Annuity Prospectus Dated May 1, 2007

Effective March 7, 2008, for contracts where the oldest annuitant is age 75 or under, including contracts owned by a personal trust, we are changing the maximum amount of purchase payments we accept without our prior approval to $3,000,000.

To reflect this change, the prospectus is revised as follows:

On page 12, under the heading “Purchasing a Contract,” the first bulleted item is replaced with the following:

•	$3,000,000 if the oldest annuitant is age 75 or under, including contracts owned by a personal trust;